UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  October 23, 2014

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

The Board of Directors of ITT Educational Services, Inc., a Delaware corporation (the “Company”) has established December 30, 2014 as the date of the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”). Shareholders of record at the close of business on November 21, 2014 will be entitled to vote at the 2014 Annual Meeting. The time and location of the 2014 Annual Meeting will be as set forth in the Company’s proxy statement for the 2014 Annual Meeting.

Because the date of the 2014 Annual Meeting has been changed by more than 30 days from the anniversary of the 2013 Annual Meeting of Shareholders, a new deadline has been set for submission of proposals by shareholders intended to be included in the Company’s 2014 proxy statement and form of proxy. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2014 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary, Ryan L. Roney, at 13000 N. Meridian Street, Carmel, Indiana 46032 on or before the close of business on November 3, 2014, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2014 Annual Meeting.  The November 3, 2014 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s By-Laws, shareholders who wish to bring business before the 2014 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s By-Laws) is received by the Company’s Secretary, Ryan L. Roney, at the address specified above no later than the close of business on November 3, 2014.  Any such proposal must meet the requirements set forth in the Company’s By-Laws in order to be brought before the 2014 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2014

ITT Educational Services, Inc.

By:  /s/ Ryan L. Roney
       Name: Ryan L. Roney
       Title: Executive Vice President, Chief
Administrative and Legal Officer
and Secretary